SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 20, 2003

NORTHWEST BIOTHERAPEUTICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	0-33393	94-3306718
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

22322 20th Drive SE, Suite 150, Bothell, WA 98021
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(425) 608-3000
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

21720 23rd Drive SE, Suite 100, Bothell, WA 98021
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On June 20, 2003, the Registrant completed the sale of certain future royalty rights to Medarex, Inc. Medarex is a long-time strategic partner of the Registrant, and holds greater than 10% of the shares of Registrant’s outstanding common stock. Under the terms of the transaction, Medarex will receive any future royalties from products derived from a certain antibody target, in exchange for a cash payment to the Registrant of $816,000, which amount was determined by the Registrant’s board of directors to reflect the present fair market value of the asset. A copy of the Registrant’s press release dated June 20, 2003, announcing the foregoing transaction, has been filed with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	EXHIBITS

99.1	Press Release dated June 20, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

By:	/s/ Daniel O. Wilds

Daniel O. Wilds Chairman and Chief Executive Officer

Dated: July 3, 2003

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press Release dated June 20, 2003.